UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)	April 26, 2004

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-6887

99-0148992

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Merchant Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (808) 537-8430

Item 5.                                                             Other Events

(a)            Exhibit 99.1

Press Release: President Allan Landon To Add Responsibility of Chief Operating Officer and Announcement of New Senior Management Appointments

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2004

BANK OF HAWAII CORPORATION

/s/ Michael E. O’Neill

Michael E. O’Neill
Chairman and Chief Executive Officer